UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(707) 687-9093

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the terms of the respective employment agreements of the Company’s executive officers, Charles Faulkner and Simon Wajcenberg, as of April 2, 2025, Mr. Faulkner and Mr. Wajcenberg have accrued salaries of approximately $173,110 and $130,010, respectively (each an “Accrued Salary” and collectively, the “Accrued Salaries”). On April 2, 2025 (the “Effective Date”), in satisfaction of $50,000 of the Accrued Salary for each of Mr. Faulkner and Mr. Wajcenberg, the Company amended each of Mr. Faulkner and Mr. Wajcenberg options to purchase up to: (1) 31,979,352 shares of the Company’s common stock dated January 31, 2022, exercisable at $0.06 per share (the “January 2022 Grants”); (2) 76,619,303 shares of the Company’s common stock dated September 12, 2022, as amended, exercisable at $0.10 per share (the “September 2022 Grants”) and (3) 77,000,000 shares of the Company’s common stock dated March 1, 2023 exercisable at $0.04 per share (the “2023 Grants”; the January 2022 Grants, September 2022 Grants and the March 2023 Grants; collectively the “Option Grants”), reduce the exercise price of the Option Grants to $0.005 per share.

The foregoing description of the amendments to the Wajcenberg and Faulkner Option Grants are qualified in its entirety by the full text of each amendment to the Option Grants, which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Amendment to Simon Wajcenberg Option Grant Agreements dated April 2, 2025				Filed
10.2	Amendment to Charles Faulkner Option Grant Agreements dated April 2, 2025				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: April 2, 2025	By:	/s/ Charles Faulkner
	Name:	Charles Faulkner
	Title:	Chief Executive Officer

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